UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

HydroFlo, Inc.
(Name of small business issuer in our charter)

North Carolina	333-100099	56-2171767
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2501 Reliance Ave., Apex, NC 27539
Registrant's telephone number: 919-355-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The registrant has engaged Thomas Leger & Co., L.L.P. as its principal accountant to replace its former principal accountant. The former accountant, Kingery, Crouse & Hohl, P.A., resigned effective March 15, 2007. The resignation of Kingery, Crouse & Hohl, P.A. was accepted and the decision to retain Thomas Leger & Co., L.L.P. was approved by the Board of Directors of the registrant.

During the Registrant's most recent fiscal years and during any subsequent interim periods preceding the date of resignation, the Registrant has had no disagreements with Kingery, Crouse & Hohl, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of , Kingery, Crouse & Hohl, P.A. would have caused them to make reference to the subject matter in their reports.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

None

(b) Pro forma financial information.

None

(c) Exhibits:

16.1  Letter of Kingery, Crouse & Hohl P. A.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HydroFlo, Inc.
(Registrant)

By:	/s/ George A. Moore III
George A. Moore III, CEO

In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

Signature	Title	Date

/s/ George A. Moore III	CEO	March 15, 2007
George A. Moore III

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